UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
MAY 13, 2008
Date of Report (Date of earliest event reported)

INSULET CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
9 Oak Park Drive
Bedford, Massachusetts 01730
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (781) 457-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On May 13, 2008, Insulet Corporation (the “Company”) announced its financial results for the quarter ended March 31, 2008. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information on this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “ Exchange Act “) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

     99.1            Press Release issued by Insulet Corporation on May 13, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION
May 13, 2008	By:	/s/ Lars Boesgaard
Vice President of Finance

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release issued by Insulet Corporation on May 13, 2008.